Exhibit 99.1

DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC AND LEO HOLDINGS CORP. ANNOUNCE

EXECUTION OF BUSINESS COMBINATION AGREEMENT

*Transaction Will Introduce Digital Media Solutions as a Publicly Listed Company to Trade on the NYSE

*DMS MarTech-Enabled, Diversified Business Model Proving Resilient in Current Environment

*Institutional Investors Have Committed $100 million Cash in Private Placement to Close Concurrently with Transaction

*Business Combination Expected to Close by July 2020

LONDON, UK & CLEARWATER, FLORIDA – April 23, 2020 – Digital Media Solutions Holdings, LLC (“DMS” or the “Company”) and Leo Holdings Corp. (NYSE: LHC) (“Leo”), a publicly traded special purpose acquisition company, announced today that Leo and DMS have entered into a definitive business combination agreement (the “Business Combination Agreement”).

DMS is a martech-enabled business capitalizing on the secular shift of advertising dollars from traditional offline channels to online digital channels by helping connect consumers and advertisers with innovative performance-driven brand and marketplace solutions. DMS deploys a robust database of consumer intelligence and leverages significant proprietary media distribution to a diverse set of advertisers across a variety of end markets including but not limited to insurance, education, health & wellness, consumer finance and home services.

Immediately following the closing of the proposed transaction (the “Business Combination”), Leo intends to change its name to Digital Media Solutions, Inc. (“New DMS”). The current DMS executive management team, led by co-founders Joe Marinucci and Fernando Borghese, will lead New DMS, which is expected to trade on the New York Stock Exchange. The Business Combination will introduce DMS to the equity capital markets as a publicly listed company with a total enterprise value of $757 million or 13.2x the Company’s fiscal year 2020 expected Adjusted EBITDA of $57 million and 10.0x the Company’s fiscal year 2021 expected Adjusted EBITDA of $75 million.

The DMS management team currently owns 54% of the Company, with private equity funds managed by Clairvest Group, Inc. (TSX: CVG) (“Clairvest”) owning the remaining 46%. The DMS management team and the Clairvest private equity funds are expected to retain a significant continuing equity interest in New DMS, representing over 40% of the New DMS economic interests and over 50% of the voting interests in New DMS, assuming no redemptions by Leo’s public shareholders. This percentage is subject to change depending on the number of Class A ordinary shares of Leo that are redeemed by Leo’s public shareholders in connection with the Business Combination.

DMS Company Highlights

DMS leverages proprietary technology solutions, significant proprietary media distribution and data-driven processes to help large brands acquire their customers. DMS helps clients de-risk marketing spend across digital channels through its pay-for-performance model, meaning the Company is paid to deliver customers rather than impressions. The Company delivers results using a diversified portfolio of owned and operated vertical marketplaces, which match consumers with relevant offers within each vertical (e.g., insurance), as well as full-funnel customer acquisition programs where DMS attracts and converts customers on a brand’s behalf. DMS has developed significant barriers to entry including its proprietary, privacy-compliant database of over 150 million consumer profiles built via over $1 billion of ad spend on the DMS platform, and its white label software tools that embed DMS’ position inside marketing departments. The Company has consistently proven its ability to produce results for large brands, as evidenced by DMS’ 95% customer retention rate.

“We were quickly attracted to DMS’ combination of technology solutions, diversified blue-chip customer base and, most importantly, their high free cash flow conversion profile. While the current environment is presenting unique challenges to all companies, DMS is benefitting from marketers trying to reach growing audiences. DMS is well-positioned to take advantage of an ongoing, large-scale shift of marketing dollars to digital performance-based solutions,” said Lyndon Lea, Chairman and Chief Executive Officer of Leo.

Joe Marinucci, CEO of DMS, added: “Over the past decade, we have been a critical partner to large global brands in acquiring new customers and deploying marketing spend efficiently. We’ve built a diversified, sector-agnostic business model that counts Fortune 100 companies across the Insurance, Finance, Education, Health & Wellness and Home Services verticals as customers. We’re thrilled to achieve this exciting milestone together with Leo, and look forward to further accelerating our growth as a public company.”

Addressing the macroeconomic volatility resulting from the COVID-19 crisis, Marinucci added, “Our highly diversified, martech-driven business model is proving resilient. In today’s environment, there is no greater decision that marketers face than the one on how to spend their dollars most efficiently. Our solutions are perfectly suited given they are 100% focused on return on investment with linear accountability to each dollar spent. Performance across our portfolio of verticals can be characterized in one of three ways:

•

A significant portion of our revenue comes from verticals that are in the early stages of transition to digital and therefore continuing on an elevated growth trajectory like Insurance, Health & Wellness and Direct-to-Consumer products.

•	Some verticals such as Education are counter-cyclical, with limited impact to client activity.

•

Certain marketplace solutions have been impacted, particularly in Consumer Finance given the reduction in demand for credit card, lending and other personal banking services. Consumer Finance represented only approximately 11% of total revenue last year, and we are optimistic that banks will increase marketing spend as consumer demand returns following COVID-related disruption. We are nonetheless being disciplined on the cost side, and have multiple levers to align expenses with any changes in revenue.”

Key Transaction Terms

Immediately prior to the closing of the Business Combination, Leo will domesticate as a Delaware corporation and additional investors will purchase $100 million of Class A common stock of Leo in a private placement at $10.00 per share. The Business Combination, which was approved unanimously by Leo’s board of directors and the Company’s board of managers, is expected to close prior to July 31, 2020, subject to customary closing conditions, including U.S. antitrust clearance and approval of Leo’s shareholders. In addition, under the terms of the Business Combination Agreement, cash held in Leo’s trust account, net of redemptions, and the gross proceeds of the private placement must be no less than $200 million, and such cash will be used (i) to pay $30 million to DMS to be held on its balance sheet, (ii) to pay down $10 million of DMS’s current credit facility, (iii) to pay the parties’ transaction costs and (iv) to pay the cash portion of the consideration payable to the current DMS equity holders.

Upon closing, New DMS will introduce a high caliber Board of Directors, all of whom will possess highly relevant experience critical to driving the New DMS business forward. The Board will be chaired by Mary Minnick, formerly the Global President of Marketing, Strategy and Innovation at The Coca-Cola Co. Ms. Minnick currently serves on the boards of the Target Corporation, Glanbia, plc and Leo. In addition, the remaining Board members will include Robbie Isenberg (Managing Director, Clairvest Group), Lyndon Lea (Chairman & CEO, Leo), Robert Darwent (CFO, Leo), James Miller (General Counsel and Corporate Secretary, Clairvest Group), Joe Marinucci (CEO, DMS) and Fernando Borghese (COO, DMS).

For additional information on the Business Combination, see Leo’s Current Report on Form 8-K, which will be filed promptly, and other filings with the U.S. Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the website of the SEC at www.sec.gov.

Advisors

Citigroup Global Markets Inc. acted as financial advisor, capital markets advisor and private placement agent to Leo. Kirkland & Ellis LLP acted as legal counsel to Leo. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to DMS.

About Digital Media Solutions LLC

DMS is a leading global martech company leveraging innovative, performance-driven brand and marketplace solutions to connect consumers and advertisers. DMS deploys a robust database of consumer intelligence and leverages its industry-leading digital media distribution to provide customer acquisition campaigns that grow businesses, offer visibility into the customer experience and provide accountability for every media dollar spent.

About Leo Holdings Corp.

Leo is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Business Combination, Leo intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Leo will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Leo will send to its shareholders in connection with the Business Combination. Investors and security holders of Leo are advised to read, when available, the proxy statement/prospectus in connection with Leo’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of Leo as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Leo Holdings Corp., 21 Grosvenor Place, London SW1X 7HF, United Kingdom.

Participants in the Solicitation

Leo and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Leo’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Leo’s directors and officers in Leo’s filings with the SEC, including Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020, as well as in the Registration Statement, which will include the proxy statement of Leo for the Business Combination. Shareholders can obtain copies of Leo’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Leo’s and DMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Leo’s and DMS’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Leo’s and DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Leo and DMS following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Leo or other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the Business Combination to fail to close; (5) the amount of redemption requests made by Leo’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that DMS or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” in the Registration Statement, and in Leo’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Leo cautions that the foregoing list of factors is not exclusive. Leo cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Leo does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Non-GAAP Financial Measure and Related Information

This press release references EBITDA and Adjusted EBITDA, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA or Adjusted EBITDA used by DMS may be different from other, similarly named non-GAAP measures used by others operating in DMS’ industry. In addition, such financial information is unaudited and/or does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by New DMS with the SEC.

Contacts:

For Digital Media Solutions LLC

Kathy Bryan

201-477-7727

KBryan@dmsgroup.com

For Leo Holdings Corp.

Sherif Guirgis

(310) 800-1005

guirgis@lioncapital.com

5